HUNTINGTON ALLSTAR SELECTSM

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

RETIREMENT BUILDER VARIABLE ANNUITY ACCOUNT

Supplement dated March 30, 2020

to the

Prospectus dated May 1, 2007

Effective on or about April 30, 2020 (the “Merger Date”), based on changes to the underlying fund portfolios, the following merger will occur:

EXISTING SUBACCOUNT	ACQUIRING SUBACCOUNT	EXISTING PORTFOLIO	ACQUIRING PORTFOLIO
Invesco V.I. Mid Cap Growth Fund	Invesco Oppenheimer V.I. Discovery Mid Cap Fund	Invesco V.I. Mid Cap Growth Fund	Invesco Oppenheimer Discovery V.I. Mid Cap Fund

We have been informed that on or about April 30, 2020, the underlying fund referenced above under Existing Subaccount will merge into the Acquiring Subaccount. If you would like to transfer out of the Existing or Acquiring Subaccount prior to or after the merger date, you may transfer your policy value to any of the subaccounts listed in your Prospectus.

Please make sure that a transfer request does not violate any allocation guidelines and/or restrictions in place for your policy applicable to allocation instructions for premium payments or other purposes (for example, dollar cost averaging or asset rebalancing). As of the start of business on the Merger Date, you may no longer use automated transfer features such as asset rebalancing or dollar cost averaging with the Existing Subaccount. If you are using an automated transfer feature such as asset rebalancing or dollar cost averaging with the Existing Subaccount, you should contact us immediately to make alternate arrangements. If you have not made alternate arrangements by the Merger Date, any subsequent allocations to the Existing Subaccount will be directed to the money market subaccount.

You will not be charged for the transfer made due to the merger. In addition, if you reallocate your policy value to another subaccount due to the merger, you will not be charged for the transfer to another available subaccount if made prior to the merger or within 30 days after the merger date. This reallocation also will not count as a transfer for purposes of any free transfers that you receive each policy year.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Huntington Allstar Select dated May 1, 2007